                                                                 EXHIBIT 10.29

       AMENDMENT NUMBER ONE TO FIRST RESTATEMENT OF EMPLOYMENT AGREEMENT

     THIS AMENDMENT NUMBER ONE TO FIRST RESTATEMENT OF EMPLOYMENT AGREEMENT (this "Amendment") is effective as of June 16, 1997, between STAR
TELECOMMUNICATIONS, INC., a Delaware corporation (the "COMPANY"), as successor in interest to STAR Vending, Inc., a Nevada corporation, and JAMES KOLSRUD ("EMPLOYEE").

                                    RECITALS

     A. Company and Employee are parties to that certain Employment Agreement dated September 14, 1996 (the "Employment Agreement"), and that certain First Restatement of Employment Agreement dated December 18, 1996 (the "Restatement Agreement"), pursuant to which Employee is employed by Company.

     B. The parties desire to extend the expiration date of the Restatement Agreement, and thus have determined to amend the Restatement Agreement as set forth in this Amendment.

                                    AGREEMENTS

     NOW, THEREFORE, the parties agree to amend the Restatement Agreement as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Restatement Agreement. From and after the date hereof, the term "Agreement" as used in the Restatement Agreement will mean the Restatement Agreement as amended by this Amendment, unless and until such Agreement may again be amended.

     2. AMENDMENT OF SECTION 2. Section 2 of the Restatement Agreement shall be amended to read in its entirety as follows:

     "2. TERM. The term of Employee's employment by the Company pursuant to this Agreement shall be for the period commencing September 14, 1996 and ending December 31, 2000. The term of Employee's employment is subject to earlier termination as provided in Section 7."

     3. AMENDMENT OF SECTION 3.1. Section 3.1 of the Restatement Agreement shall be amended to read in its entirety as follows:

     "3.1   BASE SALARY. The Company shall pay Employee a monthly salary during the term of this Agreement. This salary shall be $16,666,67 per month. Employee's salary shall not be reduced at any time during the term of this Agreement, but the foregoing shall not limit the Company's rights under Section 7."

     4. CONFIRMATION. Except as specifically amended by this Amendment, the Restatement Agreement will continue unchanged, and the terms and conditions of the Restatement Agreement, as amended by this Amendment, are ratified and confirmed.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

"COMPANY"                              "EMPLOYEE"

STAR TELECOMMUNICATIONS, INC.
a Delaware corporation

By      /s/ Mary Casey                      /s/ James E. Kolsrud
--------------------------------       ------------------------------------
     Mary Casey, President                       James Kolsrud

                                      -2-